UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2004
Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)
Delaware	0-27436	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Oyster Point Blvd., Suite 505, South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountants

On September 29, 2004, Titan Pharmaceuticals, Inc. (the “Company”) entered into an engagement letter with Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2004. OUM’s engagement as the Company’s new auditors will be effective as of the filing date of the Company’s Form 10-Q for the quarter ending September 30, 2004. The Company’s engagement of OUM was approved by its Audit Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By: /s/ Robert E. Farrell
        Robert E. Farrell, Chief Financial Officer

Dated: September 30, 2004

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